                                                               February 24, 1995

Mr. Joseph L. Castle II
Castle Energy Corporation
One Radnor Corporate Center

Suite 250
100 Matsonford Road
Radnor, PA   19087

       Re:    Amended and Restated Employment Agreement
              Made as of January 1, 1994

Dear Joe:

       Effective as of the date set forth below and pursuant to our letter agreement dated February 21, 1995 (the "Letter Agreement"), I hereby resign as Chairman and Chief Executive Officer of Powerine Oil Company and its subsidiaries. I understand that the reference to the "Office" in the letter Agreement is a mistake - the correct reference is to the "Position" (per Section 2(a) of the Employment Agreement). I also understand that, except as amended by the Letter Agreement the subject Employment Agreement remains in full force and effect.

Dated:  February 24, 1995
                                             /s/ William S. Sudhaus
                                             ----------------------------------
                                             William S. Sudhaus

Accepted as of the above date.

CASTLE ENERGY CORPORATION

By:  /s/ Joseph L. Castle II
     --------------------------
       Joseph L. Castle II